Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report of Kentucky Bancshares, Inc. (the "Company") on Form 10-K for the period ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gregory J. Dawson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



                              ___/s/ Gregory J. Dawson____
                              Chief Financial Officer

                              March 28, 2006

A signed original of this written statement required by Section 906 has been provided to Kentucky Bancshares, Inc. and will be retained by Kentucky Bancshares, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.



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